                               EXHIBIT 23(a)



                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated January 20, 1997, included in Old Kent Financial Corporation's Annual Report on
Form 10-K for the year ended December 31, 1996 and to all references to our Firm included in this Registration Statement.


                                   /S/ARTHUR ANDERSEN LLP

                                   ARTHUR ANDERSEN LLP




Chicago, Illinois,
October 30, 1997